UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019
PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	"PMBC"	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pacific Mercantile Bancorp (the “Company”) held its annual meeting of shareholders on May 15, 2019 (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s shareholders approved the 2019 Equity Incentive Plan (the “2019 Plan”). A copy of the 2019 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Copies of the forms of the Notice of Grant and Restricted Stock Agreement and the Stock Option Agreement approved by the Company’s Board of Directors to be used for grants under the 2019 Plan are filed as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, at the 2019 Annual Meeting, the Company’s shareholders approved the Amended and Restated Articles of Incorporation (“Restated Articles”). The Restated Articles became effective upon filing with the California Secretary of State on May 15, 2019.
The Restated Articles automatically convert the Company’s Series A Preferred Stock into shares of non-voting common stock. The Company’s prior Articles of Incorporation authorized 85,000,000 shares of common stock and 2,000,000 shares of preferred stock. The Restated Articles authorize 85,000,000 shares of common stock, 2,000,000 shares of non-voting common stock, and 2,000,000 shares of preferred stock. Other than authorizing and setting forth the terms of the non-voting common stock and causing the conversion of the Series A Preferred Stock, the Restated Articles did not materially change the Company’s prior Articles of Incorporation.
The foregoing description of the Restated Articles is qualified in its entirety by reference to the full text of the Restated Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting, the Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the 2019 Annual Meeting. On the record date for the 2019 Annual Meeting, there were 22,019,198 shares of the Company’s common stock entitled to vote on each of Proposals 1-6. In addition, on the record date for the 2019 Annual Meeting, there were 1,467,155 shares of Series A Preferred Stock entitled to vote on Proposal 6, with the shares of common stock and the shares of Series A Preferred Stock each voting as a separate class.
Voting Results
Proposal 1 — Election of Directors
The following individuals were elected to serve as the Company's directors until the 2020 annual meeting of shareholders and until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Edward J. Carpenter	15,021,255	1,224,011	3,584,145
James F. Deutsch	16,161,519	83,747	3,584,145
Shannon F. Eusey	15,929,005	316,261	3,584,145
Michael P. Hoopis	15,918,776	326,490	3,584,145
Denis P. Kalscheur	15,918,776	326,490	3,584,145
Michele S. Miyakawa	15,929,005	316,261	3,584,145
David J. Munio	15,922,656	322,610	3,584,145
Thomas M. Vertin	15,028,014	1,217,252	3,584,145
Stephen P. Yost	15,926,317	318,949	3,584,145
Proposal 2 — Ratification of the Appointment of Independent Registered Public Accountants
The shareholders voted to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of voting were as follows:

Votes For	Votes Against	Abstain	Non-Votes
19,820,302	3,700	5,409	—
Proposal 3 — Advisory Vote on the Compensation of Our Named Executive Officers
The shareholders voted to approve, by a non-binding advisory vote, the compensation of our named executive officers. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,912,010	1,078,098	255,158	3,584,145
Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers.
The shareholders voted to recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers every one year. The results of voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
15,141,777	260	834,177	269,052	3,584,145
Based on the results of the shareholder votes on Proposal 4 above, and as recommended by the Board of Directors, the Company has determined that future non-binding advisory votes on the compensation of our named executive officers will be submitted to shareholders every one year.
Proposal 5 — Approval of 2019 Equity Incentive Plan.
The shareholders voted to approve the 2019 Equity Incentive Plan. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,740,013	483,952	21,301	3,584,145
Proposal 6 — Approval of Restated Articles.
The shareholders voted to approve the Restated Articles to authorize a class of non-voting common stock. The results of voting were as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock	16,192,330	48,641	4,295	3,584,145
Series A Preferred Stock	1,467,155	—	—	—

Item 8.01	Other Events.
As described in Item 5.03 and Item 5.07 above, at the 2019 Annual Meeting, the Company’s shareholders approved the Restated Articles. The Restated Articles became effective upon filing with the California Secretary of State on May 15, 2019. Upon such filing, each outstanding share of Series A Preferred Stock automatically converted into one share of non-voting common stock, resulting in the issuance of 1,467,155 shares of non-voting common stock to Patriot Financial Partners III, L.P. (“Patriot”), which was the sole holder of shares of Series A Preferred Stock. Upon the conversion, all shares of Series A Preferred Stock ceased to exist and resumed the status of authorized and unissued shares of the Company’s preferred stock. As disclosed in the proxy statement for the 2019 Annual Meeting, each share of non-voting common stock will automatically convert into one share of common stock (subject to adjustment as provided in the terms of the non-voting common stock set forth in the Restated Articles) upon any transfer of such non-voting common stock to a person other than Patriot or an affiliate of Patriot (i) in a public offering or public sale; (ii) in which no one transferee (or group of associated transferees) acquires the right to receive 2% or more of any class of the voting securities of the Company then outstanding; or (iii) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer. Like the Series A Preferred Stock, the non-voting common stock may only be transferred to affiliates of Patriot, to the Company or in a transfer described in the immediately preceding sentence.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation of Pacific Mercantile Bancorp
10.1	Pacific Mercantile Bancorp 2019 Equity Incentive Plan
10.2	Form of Notice of Grant and Restricted Stock Agreement under the Pacific Mercantile Bancorp 2019 Equity Incentive Plan
10.3	Form of Stock Option Agreement under the Pacific Mercantile Bancorp 2019 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: May 16, 2019	By:	/s/ Thomas M. Vertin
Thomas M. Vertin, President and Chief Executive Officer